EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Xerox Corporation:

     We consent to the use of our reports incorporated herein by reference. Our reports refer to the Company's changes in its methods of accounting for income taxes and postretirement benefits other than pensions in 1992.

                                                  KPMG PEAT MARWICK LLP

Stamford, Connecticut
December 21, 1995